                                                       EXHIBIT 23.1
                                                       ------------




                    CONSENT OF STEARNS WEAVER MILLER WEISSLER
                            ALHADEFF & SITERSON, P.A.


     We hereby consent to the inclusion of our opinion letter as an Exhibit to the Registration Statement on Form S-8 of BankAtlantic Bancorp, Inc. and to any references to this firm in such registration statement and in the documents incorporated therein by reference.


                                         STEARNS WEAVER MILLER WEISSLER
                                         ALHADEFF & SITTERSON, P.A.






Miami, Florida
June 25, 1998

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                                                       EXHIBIT 23.2
                                                       ------------






                              ACCOUNTANTS' CONSENT



The Board of Directors
BankAtlantic Bancorp, Inc.:


We consent to the use of our report incorporated herein by reference.




                                   KPMG PEAT MARWICK LLP



Fort Lauderdale, Florida
June 25, 1998